SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                               SEPTEMBER 26, 2000
                        (Date of Earliest Event Reported)


                             RESCON TECHNOLOGY CORP.
             (Exact Name of Registrant as Specified in its Charter)


           Nevada                     000-13822             83-0210455
   (State or other Jurisdiction) (Commission File No.) (IRS Employer I.D. No.)



                         5525 SOUTH 900 EAST, SUITE 110
                           SALT LAKE CITY, UTAH 84117
                      (Principal Executive Office Address)


        Registrant's Telephone Number, Including Area Code: (801)262-8844


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Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Directors and Executive Officers.

          None; not applicable

Item 7.   Financial Statements and Exhibits.

          Financial Statements.
          ---------------------

          None; not applicable.

          Exhibits.
          ---------

          None;

Item 8.   Change in Fiscal Year.

          On September 25, 2000, the Registrant's Board of Directors determined to change the fiscal year from that used in its most recent filing with the Securities and Exchange Commission, of the year end of December 31, to August 31. The report covering the transition period will be filed on Form 10-KSB.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      RESCON TECHNOLOGY CORP.


Date: 10/23/2000                    /S/ RYAN SEARE
     ---------------                --------------------------------------
                                    RYAN SEARE, VICE PRESIDENT AND DIRECTOR